NextPlay Technologies, Inc. 10-Q

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of NextPlay Technologies, Inc. (the “Company”), on Form 10-Q for the quarter ended August 31, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Sirapop ‘Kent’ Taepakdee, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Quarterly Report on Form 10-Q for the quarter ended August 31, 2021, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Quarterly Report on Form 10-Q for the quarter ended August 31, 2021, fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: October 20, 2021	By: /s/ Sirapop ‘Kent’ Taepakdee
Sirapop ‘Kent’ Taepakdee
Chief Financial Officer
(Principal Accounting/Financial Officer)